SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 21, 2000



                         Summit Financial Group, Inc.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   West Virginia                     0-16587                 55-0672148
   -------------                   -----------              ------------
   (State or Other                 (Commission             (I.R.S. Employer
     Jurisdiction)                  File Number)            Identification)





                  310 North Main Street, Moorefield, WV, 26836
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)





                                 (304) 538-1000
                                 --------------
              (Registrant's telephone number, including area code)





                                 Not Applicable
                                ---------------
     (Former name, address, and fiscal year, if changed since last report)

Item  5.  Other Events

On August 1, 2000, the Registrant issued a News Release that the Board of Directors of Summit Financial Group, Inc. had authorized at its July 21, 2000 meeting the repurchase of up to 20,000 shares of the Company's issued and outstanding common stock. The shares will be acquired in the open market in
accordance   with   applicable   regulations  of  the  Securities  and  Exchange
Commission. The timing and quantity of any such purchases will be at the discretion of the Company. All repurchased shares will be held as treasury shares for reissuance in conjunction with Summit's employee stock ownership and stock option plans and for general corporate purposes.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

99.1 News Release, dated August 1, 2000 incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              SUMMIT FINANCIAL GROUP, INC.

Date: August 1, 2000                            By: /s/ Robert S. Tissue
                                                    --------------------
                                                    Robert S. Tissue
                                                    Vice President and
                                                      Chief Financial Officer